                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                        Date of Report: December 9, 2003

                             Procera Networks, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                     000-49862            33-0974674
 (State or other jurisdiction       (Commission         (IRS Employer of
incorporation or organization)      File Number)       Identification No.)


                         3175 South Winchester Boulevard
                           Campbell, California 95008
                           --------------------------
                    (Address of principal executive offices)

                                 (408) 286-4600
                      -------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Item 5. Other Events

         On December 9, 2003, Procera Networks, Inc. announced the completion of an equity offering of 2,175,000 shares of common stock. The press release with respect thereto is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

-------------------------------------------------------------------------------
EXHIBIT NO.  DESCRIPTION
-------------------------------------------------------------------------------
99.1         Press Release Dated December 9, 2003
-------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date: December 9, 2003                 PROCERA NETWORKS, INC.,
                                       a Nevada corporation


                                       By:  /s/  Douglas J. Glader
                                       ------------------------------
                                       Title:  President & CEO
                                       ------------------------------


f